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                                                                    Exhibit 10.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
         ACCOMPANYING ANNUAL REPORT ON FORM 20-F REPORT OF TRICOM, S.A.
              PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002
              (CHAPTER 63, TITLE 18 U.S.C. SECTION 1350(a) AND (b))

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), the undersigned hereby certifies that the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 of TRICOM, S.A. (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ MANUEL ARTURO PELLERANO PENA
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Dated: May 22, 2003                       Manuel Arturo Pellerano Pena
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors